Exhibit 10.12

FIFTH AMENDMENT TO OFFICE LEASE

THIS FIFTH AMENDMENT TO OFFICE LEASE (this “Fifth Amendment”) is entered into by and between TRANSWESTERN CG PARTNERS I, L.P., a Delaware limited partnership (“Landlord”) and WEATHERFORD INTERNATIONAL, INC. (“Tenant”).

WHEREAS, Landlord (as successor-in-interest with regard to the Lease to CIGNA INVESTMENTS, INC.) and Tenant (as successor-in-interest to WEATHERFORD ENTERRA U.S., LIMITED PARTNERSHIP) are parties to that certain Lease Agreement dated January, 1996, as amended by First Amendment to Lease Agreement (“First Amendment”) dated April 11, 1996, by Second Amendment to Lease (“Second Amendment”) dated September 16, 1996, by Third Amendment to Office Lease (“Third Amendment”) dated July 10, 1998 and by Fourth Amendment to Office Lease (“Fourth Amendment”) dated July 30, 1998 (said Lease Agreement, as amended, being referred to herein as the “Lease”) originally concerning approximately 73,746 square feet of rentable area on floors 2, 6, 9, 10 and 11 in the building located at 515 Post Oak, Houston, Texas (the “Original Premises”), as expanded by 13,937 square feet of rentable area on floor 7 (the “First Expansion Space”) pursuant to the First Amendment (for a total of 87,683 square feet of rentable area), as again expanded by 549 square feet of rentable area on floor 7 (the “Second Expansion Space”) pursuant to the Second Amendment (for a total of 88,232 square feet of rentable area), as again expanded by 1,853 square feet of rentable area on floor 7 (the “Third Expansion Space”) pursuant to the Third Amendment (for a total of 90,085 square feet of rentable area), and as again expanded by 3,617 square feet of rentable area on floor 2 (the “Fourth Expansion Space”), by 45,479 square feet of rentable area on floors 2 and 3 (the “Fifth Expansion Space”) and by 5,036 square feet of rentable area on floor 5 (the “Sublease Space”) pursuant to the Fourth Amendment (for a total of 144,217 square feet of rentable area); and

WHEREAS, Landlord and Tenant have agreed that Tenant may again expand the Premises by the addition of (a) 7,702 square feet of rentable area on floor 2 of the Building as shown on Exhibit A-6 attached hereto and made a part hereof, which space is commonly known as Suite 200 (the “Sixth Expansion Space”), (b) 5,703 square feet of rentable area on floor 2 of the Building as shown on Exhibit A-7 attached hereto and made a part hereof, which space is commonly known as Suite 240 (the “Seventh Expansion Space”), (c) 10,830 square feet of rentable area on floor 5 of the Building as shown on Exhibit A-8 attached hereto and made a part hereof, which space is commonly known as Suites 500, 510, 515, and 550 (the “Eighth Expansion Space”), (d) 6,901 square feet of rentable area on floor 8 of the Building as shown on Exhibit A-9 attached hereto and made a part hereof, which space is commonly known as Suites 815 and 825 (the “Ninth Expansion Space”) and (e) 4,994 square feet of rentable area on floor 8 of the Building as shown on Exhibit A-10 attached hereto and made a part hereof, which space is commonly known as Suite 850 (the “Tenth Expansion Space”); and

WHEREAS, Landlord and Tenant wish to otherwise amend the terms of the Lease as hereinafter provided;

NOW, THEREFORE, for and in consideration of the mutual agreements and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby expressly agree, covenant, and acknowledge as follows:

1. Granting Clause:

(a) Sixth Expansion Space. In consideration of the obligation of Tenant to pay rent with respect to the Sixth Expansion Space and in consideration of the terms, covenants and conditions of the Lease, as amended hereby, Landlord hereby demises and leases to Tenant and Tenant hereby takes from Landlord, all upon the terms and conditions set forth in the Lease, as amended hereby, the Sixth Expansion Space, to have and to hold commencing on August 13, 1999 (the “Sixth Expansion Commencement Date”) and continuing until the Extended Termination Date (as defined in the Fourth Amendment). Landlord and Tenant agree that, the rentable area of the Sixth Expansion Space is 7,702 square feet, notwithstanding any different measurement thereof that may be made hereafter by or on behalf of either party. Accordingly, from and after the Sixth Expansion Commencement Date, the total rentable area of the Premises (consisting of the Original Premises, the First Expansion Space, the Second Expansion Space, the Third Expansion Space, the Fourth Expansion Space, the Fifth Expansion Space and the Sixth Expansion Space) is stipulated to be 151,919 square feet.

(b) Seventh Expansion Space. In consideration of the obligation of Tenant to pay rent with respect to the Seventh Expansion Space and in consideration of the terms, covenants and conditions of the Lease, as amended hereby, Landlord hereby demises and leases to Tenant and Tenant hereby takes from Landlord, the Seventh Expansion Space, to have and to hold commencing on the date (the “Seventh Expansion Commencement Date”) that is the earlier of (i) substantial completion of the Seventh Expansion Space Work (defined below) or (ii) the date that is sixty (60) days after Landlord delivers the Seventh Expansion Space to Tenant and continuing until the Extended Termination Date. Landlord and Tenant agree that the rentable area of the Seventh Expansion Space is 5,703 square feet, notwithstanding any different measurement thereof that may be made hereafter by or on behalf of either party. Accordingly, from and after the Seventh Expansion Commencement Date, the total rentable area of the Premises (consisting of the Original Premises, the First Expansion Space, the Second Expansion Space, the Third Expansion Space, the Fourth Expansion Space, the Fifth Expansion Space, the Sixth Expansion Space and the Seventh Expansion Space) is stipulated to be 157,622 square feet.

(c) Eighth Expansion Space. In consideration of the obligation of Tenant to pay rent with respect to the Eighth Expansion Space and in consideration of the terms, covenants and conditions of the Lease, as amended hereby, Landlord hereby demises and leases to Tenant and Tenant hereby takes from Landlord, all upon the terms and conditions set forth in the Lease, as amended hereby, the Eighth Expansion Space, to have and to hold commencing on the date (the “Eighth Expansion Commencement Date”) which is the earlier of (i) substantial completion of the Eighth Expansion Space Work (defined below) or (ii) sixty (60) days after Landlord delivers the Eighth Expansion Space to Tenant and continuing until the Extended Termination Date. Landlord and Tenant agree that, the rentable area of the Eighth Expansion Space is 10,830 square feet, notwithstanding any different measurement thereof that may be made hereafter by or on behalf of either party. Accordingly, from and after the Eighth Expansion Commencement Date, the total rentable area of the Premises (consisting of the Original Premises, the First Expansion Space, the Second Expansion Space, the Third Expansion Space, the Fourth Expansion Space, the Fifth Expansion Space, the Sixth Expansion Space, the Seventh Expansion Space and the Eighth Expansion Space) is stipulated to be 168,452 square feet.

(d) Ninth Expansion Space. In consideration of the obligation of Tenant to pay rent with respect to the Ninth Expansion Space and in consideration of the terms, covenants and conditions of the Lease, as amended hereby, Landlord hereby demises and leases to Tenant and Tenant hereby takes from Landlord, all upon the terms and conditions set forth in the Lease, as amended hereby, the Ninth Expansion Space, to have and to hold commencing on the date (the “Ninth Expansion Commencement Date”) which is the earlier of (i) substantial completion of the Ninth Expansion Space Work (defined below) or (ii) sixty (60) days after Landlord delivers the Ninth Expansion Space to Tenant and continuing until the Extended Termination Date. Landlord and Tenant agree that, the rentable area of the Ninth Expansion Space is 6,901 square feet, notwithstanding any different measurement thereof that may be made hereafter by or on behalf of either party. Accordingly, from and after the Ninth Expansion Commencement Date, the total rentable area of the Premises (consisting of the Original Premises, the First Expansion Space, the Second Expansion Space, the Third Expansion Space, the Fourth Expansion Space, the Fifth Expansion Space, the Sixth Expansion Space, the Seventh Expansion Space, the Eighth Expansion Space and the Ninth Expansion Space) is stipulated to be 175,353 square feet.

(e) Tenth Expansion Space. In consideration of the obligation of Tenant to pay rent with respect to the Tenth Expansion Space and in consideration of the terms, covenants and conditions of the Lease, as amended hereby, Landlord hereby demises and leases to Tenant and Tenant hereby takes from Landlord, the Tenth Expansion Space, to have and to hold commencing on the date (the “Tenth Expansion Commencement Date”) that is the earlier of (i) substantial completion of the Tenth Expansion Space Work (defined below) or (ii) the date that is sixty (60) days after Landlord delivers the Tenth Expansion Space to Tenant and continuing until the Extended Termination Date. Landlord and Tenant agree that the rentable area of the Tenth Expansion Space is 4,994 square feet, notwithstanding any different measurement thereof that may be made hereafter by or on behalf of either party. Accordingly, from and after the Tenth Expansion Commencement Date, the total rentable area of the Premises (consisting of the Original Premises, the First Expansion Space, the Second Expansion Space, the Third Expansion Space, the Fourth Expansion Space, the Fifth Expansion Space, the Sixth Expansion Space, the Seventh Expansion Space, the Eighth Expansion Space, the Ninth Expansion Space and the Tenth Expansion Space) is stipulated to be 180,347 square feet.

2. Terms and Conditions.

(a) Sixth Expansion Space. Tenant’s lease of the Sixth Expansion Space shall be on all the terms and conditions of the Lease as if the Sixth Expansion Space were included in the Original Premises, except as follows:

(i) The term of Tenant’s lease of the Sixth Expansion Space shall commence on the Sixth Expansion Commencement Date and end on the Extended Termination Date.

(ii) Base Rent payable by Tenant with respect to the Sixth Expansion Space shall be as follows:

Period	Annual Base Rent psf of Rentable Area	Monthly Base Rent
08/13/99 - 08/31/04	$20.00	$12,836.67
09/01/04 - 06/30/08	$24.50	$15,724.92

Base Rent is payable on the same terms provided in the Lease with respect to the Original Premises, except as modified herein and except that there will be no rental abatement and Base Rent for the Sixth Expansion Space will commence on the Sixth Expansion Commencement Date. Tenant shall pay its Pro Rata Share and all other rental adjustments payable by Tenant with respect to the Sixth Expansion Space as provided in the Lease.

(iii) Tenant has inspected the Premises (including the Sixth Expansion Space), is familiar with the condition of same and accepts same in its present condition, “AS IS,” subject to the completion of the improvements described below. Tenant acknowledges that Landlord previously complied with all of its construction obligations with respect to the Premises and Landlord is not obligated to do any further construction or make any additional improvements with respect to the Premises; provided, however, Landlord shall provide to Tenant an allowance of up to $88,988.91 (the “Sixth Expansion Allowance”), to be applied to the cost of certain improvements to be made to the Sixth Expansion Space by Tenant (the “Sixth Expansion Space Work”). The Sixth Expansion Space Work shall be performed by Tenant using contractors selected by Tenant and approved by Landlord and shall be governed in all respects by the provisions of Section 6.01 of the Lease. To the extent the cost of the Sixth Expansion Space Work is less than the Sixth Expansion Allowance, Tenant shall be entitled to a credit against the first accruing installments of Base Rent applicable to the Sixth Expansion Space in an amount equal to one-half (1/2) of such excess Sixth Expansion Allowance and Landlord shall be entitled to retain the remaining one-half (1/2) excess Sixth Expansion Allowance.

(b) Seventh Expansion Space. Tenant’s lease of the Seventh Expansion Space shall be on all the terms and conditions of the Lease as if the Seventh Expansion Space were included in the Original Premises, except as follows:

(i) The term of Tenant’s lease of the Seventh Expansion Space shall commence on the Seventh Expansion Commencement Date and end on the Extended Termination Date.

(ii) Base Rent payable by Tenant with respect to the Seventh Expansion Space shall be as follows:

Period	Annual Base Rent psf of Rentable Area	Monthly Base Rent
Seventh Expansion Commencement Date - 03/31/03	$17.50	$8,316.88
04/01/03 - 12/31/04	$20.00	$9,505.00
01/01/05 - 06/30/08	$24.50	$11,643.63

Base Rent is payable on the same terms provided in the Lease with respect to the Original Premises, except as modified herein and except that there will be no rental abatement and Base Rent for the Seventh Expansion Space will commence on the Seventh Expansion Commencement Date. Tenant shall pay its Pro Rata Share and all other rental adjustments payable by Tenant with respect to the Seventh Expansion Space as provided in the Lease.

(iii) Tenant has inspected the Premises (including the Seventh Expansion Space), is familiar with the condition of same and accepts same in its present condition, “AS IS,” subject to the completion of the improvements described below. Tenant acknowledges that Landlord previously complied with all of its construction obligations with respect to the Premises and that Landlord is not obligated to do any further construction or make any additional improvements with respect to the Premises; provided, however, Landlord shall provide to Tenant an allowance of up to $39,162.50 (the “Seventh Expansion Allowance”), to be applied to the cost of certain improvements to be made to the Seventh Expansion Space by Tenant (the “Seventh Expansion Space Work”). The Seventh Expansion Space Work shall be performed by Tenant using contractors selected by Tenant and approved by Landlord and shall be governed in all respects by the provisions of Section 6.01 of the Lease. To the extent the cost of the Seventh Expansion Space Work is less than the Seventh Expansion Allowance, Tenant shall be entitled to a credit against the first accruing installments of Base Rent applicable to the Seventh Expansion Space in an amount equal to one-half (1/2) of such excess Seventh Expansion Allowance and Landlord shall be entitled to retain the remaining one-half (1/2) excess Seventh Expansion Allowance.

(c) Eighth Expansion Space. Tenant’s lease of the Eighth Expansion Space shall be on all the terms and conditions of the Lease as if the Eighth Expansion Space were included in the Original Premises, except as follows:

(i) The term of Tenant’s lease of the Eighth Expansion Space shall commence on the Eighth Expansion Commencement Date and end on the Extended Termination Date.

(ii) Base Rent payable by Tenant with respect to the Eighth Expansion Space shall be as follows:

Period	Annual Base Rent psf of Rentable Area	Monthly Base Rent
Eighth Expansion Commencement Date - 11/30/04	$20.00	$18,050.00
12/01/04 - 06/30/08	$24.50	$22,111.25

Base Rent is payable on the same terms provided in the Lease with respect to the Original Premises, except as modified herein and except that there will be no rental abatement and Base Rent for the Eighth Expansion Space will commence on the Eighth Expansion Commencement Date. Tenant shall pay its Pro Rata Share and all other rental adjustments payable by Tenant with respect to the Eighth Expansion Space as provided in the Lease.

(iii) Tenant has inspected the Premises (including the Eighth Expansion Space), is familiar with the condition of same and accepts same in its present condition, “AS IS,” subject to the completion of the improvements described below. Tenant acknowledges that Landlord previously complied with all of its construction obligations with respect to the Premises and Landlord is not obligated to do any further construction or make any additional improvements with respect to the Premises; provided, however, Landlord shall provide to Tenant an allowance of up to $121,588.41 (the “Eighth Expansion Allowance”), to be applied to the cost of certain improvements to be made to the Eighth Expansion Space by Tenant (the “Eighth Expansion Space Work”). The Eighth Expansion Space Work shall be performed by Tenant using contractors selected by Tenant and approved by Landlord and shall be governed in all respects by the provisions of Section 6.01 of the Lease. To the extent the cost of the Eighth Expansion Space Work is less than the Eighth Expansion Allowance, Tenant shall be entitled to a credit against the first accruing installments of Base Rent applicable to the Eighth Expansion Space in an amount equal to one-half (1/2) of such excess Eighth Expansion Allowance and Landlord shall be entitled to retain the remaining one-half (1/2) excess Eighth Expansion Allowance.

(d) Ninth Expansion Space. Tenant’s lease of the Ninth Expansion Space shall be on all the terms and conditions of the Lease as if the Ninth Expansion Space were included in the Original Premises, except as follows:

(i) The term of Tenant’s lease of the Ninth Expansion Space shall commence on the Ninth Expansion Commencement Date and end on the Extended Termination Date.

(ii) Base Rent payable by Tenant with respect to the Ninth Expansion Space shall be as follows:

Period	Annual Base Rent psf of Rentable Area	Monthly Base Rent
Ninth Expansion Commencement Date - 12/31/04	$20.00	$11,501.67
01/01/05 - 06/30/08	$24.50	$14,089.54

Base Rent is payable on the same terms provided in the Lease with respect to the Original Premises, except as modified herein and except that there will be no rental abatement and Base Rent for the Ninth Expansion Space will commence on the Ninth Expansion Commencement Date. Tenant shall pay its Pro Rata Share and all other rental adjustments payable by Tenant with respect to the Ninth Expansion Space as provided in the Lease.

(iii) Tenant has inspected the Premises (including the Ninth Expansion Space), is familiar with the condition of same and accepts same in its present condition, “AS IS,” subject to the completion of the improvements described below. Tenant acknowledges that Landlord previously complied with all of its construction obligations with respect to the Premises and Landlord is not obligated to do any further construction or make any additional improvements with respect to the Premises; provided, however, Landlord shall provide to Tenant an allowance of up to $76,725.32 (the “Ninth Expansion Allowance”), to be applied to the cost of certain improvements to be made to the Ninth Expansion Space by Tenant (the “Ninth Expansion Space Work”). The Ninth Expansion Space Work shall be performed by Tenant using contractors selected by Tenant and approved by Landlord and shall be governed in all respects by the provisions of Section 6.01 of the Lease. To the extent the cost of the Ninth Expansion Space Work is less than the Ninth Expansion Allowance, Tenant shall be entitled to a credit against the first accruing installments of Base Rent applicable to the Ninth Expansion Space in an amount equal to one-half (1/2) of such excess Ninth Expansion Allowance and Landlord shall be entitled to retain the remaining one-half (1/2) excess Ninth Expansion Allowance.

(e) Tenth Expansion Space. Tenant’s lease of the Tenth Expansion Space shall be on all the terms and conditions of the Lease as if the Tenth Expansion Space were included in the Original Premises, except as follows:

(i) The term of Tenant’s lease of the Tenth Expansion Space shall commence on the Tenth Expansion Commencement Date and end on the Extended Termination Date.

(ii) Base Rent payable by Tenant with respect to the Tenth Expansion Space shall be as follows:

Period	Annual Base Rent psf of Rentable Area	Monthly Base Rent
Tenth Expansion Commencement Date - 02/28/05	$20.00	$8,323.33
03/01/05 - 06/30/08	$24.50	$10,196.08

Base Rent is payable on the same terms provided in the Lease with respect to the Original Premises, except as modified herein and except that there will be no rental abatement and Base Rent for the Tenth Expansion Space will commence on the Tenth Expansion Commencement Date. Tenant shall pay its Pro Rata Share and all other rental adjustments payable by Tenant with respect to the Tenth Expansion Space as provided in the Lease.

(iii) Tenant has inspected the Premises (including the Tenth Expansion Space), is familiar with the condition of same and accepts same in its present condition, “AS IS,” subject to the completion of the improvements described below. Tenant acknowledges that Landlord previously complied with all of its construction obligations with respect to the Premises and Landlord is not obligated to do any further construction or make any additional improvements with respect to the Premises; provided, however, Landlord shall provide to Tenant an allowance of up to $54,434.60 (the “Tenth Expansion Allowance”), to be applied to the cost of certain improvements to be made to the Tenth Expansion Space by Tenant (the “Tenth

Expansion Space Work”). The Tenth Expansion Space Work shall be performed by Tenant using contractors selected by Tenant and approved by Landlord and shall be governed in all respects by the provisions of Section 6.01 of the Lease. To the extent the cost of the Tenth Expansion Space Work is less than the Tenth Expansion Allowance, Tenant shall be entitled to a credit against the first accruing installments of Base Rent applicable to the Tenth Expansion Space in an amount equal to one-half (1/2) of such excess Tenth Expansion Allowance and Landlord shall be entitled to retain the remaining one-half (1/2) excess Tenth Expansion Allowance.

3. Base Year and Tenant’s Pro Rata Share. The Base Year for calculation of Operating Expenses (as defined in the Lease), with respect to the Sixth, Seventh, Eighth, Ninth and Tenth Expansion Spaces, is hereby stipulated to be calendar year 1999. Unless and until any additional space is added to or deducted from the Premises (without implying any right in Landlord or Tenant to add space or to deduct space from the Premises, except as expressly set forth in the Lease), (a) from and after the Sixth Expansion Commencement Date until the day before the Seventh Expansion Commencement Date, Tenant’s Pro Rata Share is stipulated to be 58.43 percent, (b) from and after the Seventh Expansion Commencement Date until the day before the Eighth Expansion Commencement Date, Tenant’s Pro Rata Share is stipulated to be 60.62 percent, (c) from and after the Eighth Expansion Commencement Date until the day before the Ninth Expansion Commencement Date, Tenant’s Pro Rata Share is stipulated to be 64.79 percent, (d) from and after the Ninth Expansion Commencement Date until the day before the Tenth Expansion Commencement Date, Tenant’s Pro Rata Share is stipulated to be 67.44 percent, and (e) from and after the Tenth Expansion Commencement Date, Tenant’s Pro Rata Share is stipulated to be 69.36 percent.

4. Parking. Tenant, upon the leasing of the Sixth, Seventh, Eighth, Ninth and Tenth Expansion Spaces, shall be entitled to 3 additional Parking Permits for unassigned parking spaces for each additional 1,000 square feet of rentable area within the Sixth, Seventh, Eighth, Ninth and Tenth Expansion Spaces, as applicable, leased on the same terms and conditions provided with respect to the original Parking Permits in Exhibit F to the Lease; provided, however, Tenant shall pay Landlord, as parking rent, $35.00 per month for each such Parking Permit, plus applicable taxes. At any time during the Lease Term, Tenant may, by written notice to Landlord, convert one or more of its unassigned space Parking Permits to a reserved space Parking Permit for the remainder of the Lease Term. Landlord will then promptly determine and notify Tenant of the location of each reserved space and Tenant shall thereafter pay Landlord $70.00 per month for each such reserved space Parking Permit, plus applicable taxes.

5. Contingency. Notwithstanding anything herein to the contrary, Landlord and Tenant hereby acknowledge that the Seventh Expansion Space is currently leased to Landar Corporation and that the Tenth Expansion Space is currently leased to Fuqua & Keim (Landar Corporation and Fuqua & Keim are each referred to herein as an “Existing Tenant”). Landlord and Tenant acknowledge and agree that Landlord’s obligation under this Amendment (a) to provide the Seventh Expansion Space is contingent upon the vacation of the Seventh Expansion Space by Landar Corporation and (b) to provide the Tenth Expansion Space is contingent upon the vacation of the Tenth Expansion Space by Fuqua & Keim. Landlord shall not be subject to any liability for any loss or damage resulting from the failure of an Existing Tenant to vacate its premises. The parties acknowledge that this Amendment was drafted based on the assumption that the Sixth Expansion Commencement Date, Seventh Expansion Commencement Date, Eighth Expansion Commencement Date, Ninth Expansion Commencement Date and Tenth Expansion Commencement Date shall occur in said order. In the event the various Expansion Spaces granted under this Amendment are not taken by Tenant in such order, Landlord and Tenant agree to execute an amendment to the Lease stipulating the various commencement dates for the Expansion Spaces and altering the terms of this Amendment as required due to such commencement dates not occurring in the order intended hereby.

6. No Brokers. Landlord and Tenant represent and warrant to each other that such party has not had any dealing with any realtor, broker or agent in connection with this Fifth Amendment or the negotiation thereof other than Cushman & Wakefield of Texas, Inc. on Tenant’s behalf and Transwestern Commercial Services on Landlord’s behalf. Landlord and Tenant each agree to indemnify and hold the other harmless from and against any and all costs, expenses or liability, including, but not limited to, reasonable attorneys’ fees, resulting from any breach of this representation or warranty.

7. Effect of Amendment. The Lease as amended hereby is hereby ratified and affirmed and the Lease shall continue to be in full force and effect. In the event of any conflict between the Lease and this Fifth Amendment, this Fifth Amendment shall control. All capitalized terms used herein shall have the same meaning ascribed to such terms in the Lease.

8. Multiple Counterparts. This Fifth Amendment may be executed in multiple counterparts which together shall constitute one document.

9. Entire Agreement. This Fifth Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and all prior correspondence, memoranda, agreements or understandings (written or oral) with respect hereto are merged into and superseded by this Fifth Amendment.

IN WITNESS WHEREOF, this Fifth Amendment is effective as of the 13th day of August, 1999.

WEATHERFORD INTERNATIONAL, INC.

By:	/s/ Jon Nicholson
Name:	JON NICHOLSON
Title:	VICE PRESIDENT
Date:	9-24-99, 1999

“Tenant”

TRANSWESTERN CG PARTNERS I, L.P.,

By:	Transwestern CG GP I, L.L.C., its sole general partner

	By:	Houston Properties, L.L.C., its managing member

		By:	Connecticut General Life Insurance Company, its sole managing member

			By:	Cigna Investments, Inc., its authorized signatory.

			By:	/s/ Leon Pouncy
			Name:	LEON POUNCY
			Title:	MANAGING DIRECTOR

	By:	Transwestern CG GP I, L.L.C., its managing member

		By:	Transwestern Investment Company, L.L.C., its authorized signatory

			By:	/s/ Randal Bessolo
Randal Bessolo
Managing Director

			Date:	9-27, 1999

“Landlord”